EXHIBIT 23.1
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 2004 Stock Purchase Plan of HemaCare Corporation of our report dated February 17, 2004, with respect to the financial statements of HemaCare Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2003 filed with the Securities and Exchange Commission.



                                                          /s/  Ernst & Young LLP

Los Angeles, California
June 4, 2004